Share-based payments	3 Months Ended
Jan. 31, 2021
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Share-based payments
13.	Share-based payments
During the first quarter, the Bank granted 1,876,066 options with an exercise price of $68.36 per option and a weighted average fair value of $4.60 to select
employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year. Options granted prior to December 2014 vest evenly over a four-year period.
The Bank recorded an increase to equity – other reserves of $4 million for the three months ended

January 31, 2021 (January 31, 2020 – $3 million) as a result of equity-classified share-based payment expense.